                                 EXHIBIT 1

                      PACIFIC GAS AND ELECTRIC COMPANY

                       SAVINGS FUND PLAN MASTER TRUST


                            FINANCIAL STATEMENTS








                              TABLE OF CONTENTS


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


FINANCIAL STATEMENTS

        Statement of Net Assets - December 31, 1997 and 1996

        Statement of Changes in Net Assets for the Year Ended December 31, 1997

        Notes to Financial Statements - December 31, 1997


SCHEDULES

        Schedule I: Line 27(a) - Schedule of Assets Held for Investment Purposes - December 31, 1997

        Schedule II: Line 27(d) - Schedule of Reportable Transactions for the
                     Year Ended December 31, 1997

                    [LETTERHEAD OF ARTHUR ANDERSEN LLP]


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Employee Benefit Committee of PG&E Corporation,
Pacific Gas and Electric Company, and Participants in the
Pacific Gas and Electric Company Savings Fund Plans:

We have audited the accompanying statements of net assets of Pacific Gas and Electric Company Savings Fund Plan Master Trust (the Trust) as of December 31, 1997 and 1996, and the related statement of changes in net assets for the year ended December 31, 1997. These financial statements and the schedules referred to below are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements are those of the Trust established under the Pacific Gas and Electric Company Savings Fund Plan Master Trust. These statements do not purport to present the financial statements of the individual employee benefit plans and do not contain disclosures necessary for a fair presentation of the financial statements of the individual employee benefit plans in conformity with generally accepted accounting principles. Furthermore, these statements do not purport to satisfy the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974 relating to financial statements of employee benefit plans. Reference should be made to the Form 5500s and related financial statements of the individual employee benefit plans that have been prepared and filed pursuant to these reporting rules and regulations.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets of the Trust as of December 31, 1997 and 1996, and the changes in net assets for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

Our audits were made of the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules of assets held for investment purposes as of December 31, 1997, and of reportable transactions for the year ended December 31, 1997, are presented for purposes of additional analysis and are not a required part of the basic financial statements but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The fund information in the statements of net assets and changes in net assets is presented for purposes of additional analysis rather than to present the net assets and changes in net assets of each fund. The supplemental schedules and fund information have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.


ARTHUR ANDERSEN LLP
San Francisco, California
    February 27, 1998

                        PACIFIC GAS AND ELECTRIC COMPANY
                         SAVINGS FUND PLAN MASTER TRUST

                             STATEMENT OF NET ASSETS
                                December 31, 1997

                                Fund Information

----------------------------------------------------------------------------------------------------------------------
                                                                                                            Small
                                                   PG&E          United                                    Company
                                               Corporation       States        Bond         Stable          Stock
                                                  Stock           Bond        Index          Value          Index
                                                   Fund           Fund         Fund          Fund           Fund

                                              ---------------   ---------   -----------   ------------   ------------
(in thousands)
ASSETS

Investments, at fair value
  PG&E Corporation common stock             $      1,054,786  $        -             -  $           -  $           -
  United States government securities                      -       4,555             -            485              -
  Insurance company general accounts                       -           -             -        242,148              -
  Corporate debt instruments                               -           -             -         40,506              -
  State Street Global Advisors
    Bond Market Index Fund                                 -           -        57,147              -              -
    Daily EAFE Strategy Fund                               -           -             -              -              -
    Russell Special Small Company                          -           -             -              -         86,134
    S&P 500 Strategy Fund                                  -           -             -              -              -
  Interest bearing accounts                           27,270           -             -         20,081              -
                                              ---------------   ---------   -----------   ------------   ------------

       Total Investments                           1,082,056       4,555        57,147        303,220         86,134
                                              ---------------   ---------   -----------   ------------   ------------

Receivables
    Dividends and interest                            10,237           -             -          1,236              -
    Other receivables                                      -           -             -            424              -
                                              ---------------   ---------   -----------   ------------   ------------

       Total Receivables                              10,237           -             -          1,660              -
                                              ---------------   ---------   -----------   ------------   ------------

           Total Assets                            1,092,293       4,555        57,147        304,880         86,134
                                              ---------------   ---------   -----------   ------------   ------------

LIABILITIES                                            3,032           -            13          3,778             25
                                              ---------------   ---------   -----------   ------------   ------------

NET ASSETS                                  $      1,089,261  $    4,555        57,134  $     301,102  $      86,109
                                              ===============   =========   ===========   ============   ============



                                           ----------------------------------------------------------------------------------
                                             Large
                                           Company  International  Conservative     Moderate       Aggressive
                                            Stock       Stock       Asset            Asset           Asset
                                             Index      Index      Allocation       Allocation      Allocation
                                             Fund        Fund        Fund             Fund            Fund             Total

                                           ---------   --------   --------   -------------  ---------------   --------------
(in thousands)
ASSETS

Investments, at fair value
  PG&E Corporation common stock            $        -  $       -  $       -  $            -  $                $     1,054,786
  United States government securities               -          -          -               -                -            5,040
  Insurance company general accounts                -          -          -               -                -          242,148
  Corporate debt instruments                        -          -          -               -                -           40,506
  State Street Global Advisors
    Bond Market Index Fund                          -          -     14,224          64,138           10,835          146,344
    Daily EAFE Strategy Fund                        -     23,087      1,211          16,389            8,305           48,992
    Russell Special Small Company                   -          -      2,466          25,027           11,272          124,899
    S&P 500 Strategy Fund                   1,034,267          -      6,162          58,355           25,342        1,124,126
  Interest bearing accounts                         -          -          -               -                -           47,351
                                            ----------  ---------  ---------   -------------  ---------------   --------------

       Total Investments                    1,034,267     23,087     24,063         163,909           55,754        2,834,192
                                            ----------  ---------  ---------   -------------  ---------------   --------------

Receivables
    Dividends and interest                          8          -          -               -                -           11,481
    Other receivables                               7          -          -               -                -              431
                                            ----------  ---------  ---------   -------------  ---------------   --------------

       Total Receivables                           15          -          -               -                -           11,912
                                            ----------  ---------  ---------   -------------  ---------------   --------------

           Total Assets                     1,034,282     23,087     24,063         163,909           55,754        2,846,104
                                            ----------  ---------  ---------   -------------  ---------------   --------------

LIABILITIES                                       104          8          3              25                8            6,996
                                            ----------  ---------  ---------   -------------  ---------------   --------------

NET ASSETS                                 $1,034,178  $  23,079  $  24,060  $      163,884  $        55,746  $     2,839,108
                                           ==========   ========   ========   =============   ===============   ==============



The accompanying Notes to the Financial Statements are an integral part of this statement.
                                       1

                       PACIFIC GAS AND ELECTRIC COMPANY
                        SAVINGS FUND PLAN MASTER TRUST

                            STATEMENT OF NET ASSETS
                               December 31, 1996

                               Fund Information

-----------------------------------------------------------------------------------------------------------------------
                                                 PG&E         United
                                              Corporation     States        Guaranteed     Diversified        Bond
                                                Stock          Bond           Income          Equity          Index
                                                 Fund          Fund            Fund            Fund           Fund
                                              -----------    ---------   ---------------   -------------    ----------
(in thousands)
ASSETS
Investments, at fair value
  PG&E Corporation common stock            $     830,689  $         -  $              -  $            -  $          -
  United States government securities                  -        4,542                 -           1,193             -
  Corporate stocks - common                            -            -                 -         740,165             -
  Corporate debt instruments                           -            -            35,582               -             -
  Insurance company general accounts                   -            -           224,294               -             -
  Registered investment companies
     Vanguard Bond Index Fund                          -            -                 -               -        28,369
     Columbia Balanced Fund                            -            -                 -               -             -
     Mellon Bank Utility Stock Fund                    -            -                 -               -             -
  Interest bearing accounts                       24,230            -            11,603          22,926             -
                                              -----------    ---------   ---------------   -------------    ----------

       Total Investments                         854,919        4,542           271,479         764,284        28,369
                                              -----------    ---------   ---------------   -------------    ----------

Receivables
    Dividends and interest                        11,939            -             1,376           1,445           159
    Other receivables                                  -            -                 -             537             -
                                              -----------    ---------   ---------------   -------------    ----------

       Total Receivables                          11,939            -             1,376           1,982           159
                                              -----------    ---------   ---------------   -------------    ----------

           Total Assets                          866,858        4,542           272,855         766,266        28,528
                                              -----------    ---------   ---------------   -------------    ----------
LIABILITIES                                        1,505            -                 -             420             -
                                              -----------    ---------   ---------------   -------------    ----------

NET ASSETS                                 $     865,353  $     4,542  $        272,855  $      765,846  $     28,528     -
                                              ===========    =========   ===============   =============    ==========


------------------------------------------------------------------------------------------
                                               Stock and        Utility
                                                 Bond            Stock
                                                 Fund             Fund          Total
                                             ------------      -----------  --------------
(in thousands)
ASSETS
Investments, at fair value
  PG&E Corporation common stock               $          -    $             $      830,689
  United States government securities                    -              -            5,735
  Corporate stocks - common                              -              -          740,165
  Corporate debt instruments                             -              -           35,582
  Insurance company general accounts                     -              -          224,294
  Registered investment companies
     Vanguard Bond Index Fund                            -              -           28,369
     Columbia Balanced Fund                         151,074             -          151,074
     Mellon Bank Utility Stock Fund                      -         40,436           40,436
  Interest bearing accounts                              -              -           58,759
                                              -------------   -----------   --------------

       Total Investments                            151,074        40,436        2,115,103
                                              -------------   -----------   --------------

Receivables
    Dividends and interest                               -             -            14,919
    Other receivables                                    -             -               537
                                              -------------   -----------   --------------

       Total Receivables                                 -             -            15,456
                                              -------------   -----------   --------------

           Total Assets                             151,074        40,436        2,130,559
                                              -------------   -----------   --------------
LIABILITIES
                                                         -             -             1,925
                                              -------------   -----------   --------------
NET ASSETS
                                              $     151,074  $     40,436  $     2,128,634
                                              =============   ===========   ==============

The accompanying Notes to the Financial Statements are an integral part of this statement.

                       PACIFIC GAS AND ELECTRIC COMPANY
                        SAVINGS FUND PLAN MASTER TRUST


                      STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                                              Small
                                                     PG&E         United                                     Company
                                                 Corporation      States         Bond         Stable          Stock
                                                    Stock          Bond         Index          Value          Index
                                                     Fund          Fund          Fund           Fund          Fund
                                                ---------------  ----------  -------------  ------------   ------------
(in thousands)
BALANCE, JANUARY 1, 1997                              $865,353      $4,542        $28,528      $272,855             $-
                                                ---------------  ----------  -------------  ------------   ------------

ADDITIONS
Participating plans contributions
  Participant                                           36,193           -          1,365         6,161          1,242
  Employer                                              12,616           -            469         2,039            347
                                                ---------------  ----------  -------------  ------------   ------------

     Total participating plans contributions            48,809           -          1,834         8,200          1,589
                                                ---------------  ----------  -------------  ------------   ------------

Earnings from investments
  Dividends                                             44,831           -          1,343             -              -
  Interest                                               1,208         129              -        18,523              -
  Other income                                              26           -              -             -              -
                                                ---------------  ----------  -------------  ------------   ------------
      Total earnings
      from investments                                  46,065         129          1,343        18,523              -

Gain (loss) on securities
  Realized on sale or distribution                      12,750           -            549           (93)          (673)
  Unrealized appreciation (depreciation)               318,785           -          1,370             -           (903)
                                                ---------------  ----------  -------------  ------------   ------------

Net appreciation (depreciation) in fair value
  of assets held                                       331,535           -          1,919           (93)        (1,576)
                                                ---------------  ----------  -------------  ------------   ------------

        Total additions (reductions)                   426,409         129          5,096        26,630             13
                                                ---------------  ----------  -------------  ------------   ------------


DEDUCTIONS
Withdrawals paid to participating plans                 41,266         116          1,574        26,319            439
                                                ---------------  ----------  -------------  ------------   ------------

TRANSFERS between investment funds                    (161,235)          -         25,084        27,936         86,535
                                                ---------------  ----------  -------------  ------------   ------------

CHANGE IN NET ASSETS                                   223,908          13         28,606        28,247         86,109
                                                ---------------  ----------  -------------  ------------   ------------

BALANCE, DECEMBER 31, 1997                          $1,089,261      $4,555        $57,134      $301,102        $86,109
                                                ===============  ==========  =============  ============   ============


                                                     Large
                                                    Company       International     Conservative       Moderate       Aggressive
                                                     Stock            Stock             Asset           Asset           Asset
                                                     Index            Index          Allocation       Allocation      Allocation
                                                     Fund              Fund             Fund             Fund            Fund
                                                --------------   ---------------  ----------------  -------------   -------------
(in thousands)
BALANCE, JANUARY 1, 1997                                    $-                $-                $-             $-              $-
                                                 --------------   ---------------  ----------------  -------------   -------------

ADDITIONS
Participating plans contributions
  Participant                                           10,749               412               166          1,805             819
  Employer                                               3,399               119                55            580             241
                                                 --------------   ---------------  ----------------  -------------   -------------

     Total participating plans contributions            14,148               531               221          2,385           1,060
                                                 --------------   ---------------  ----------------  -------------   -------------

Earnings from investments
  Dividends                                              1,277                 -                 -              -               -
  Interest                                                   -                 -                 -              -               -
  Other income                                               -                 -                 -              -               -
                                                 --------------   ---------------  ----------------  -------------   -------------
      Total earnings
      from investments                                   1,277                 -                 -              -               -

Gain (loss) on securities
  Realized on sale or distribution                         628              (315)                7           (186)            (62)
  Unrealized appreciation (depreciation)                27,174            (1,692)              386          1,851             171
                                                 --------------   ---------------  ----------------  -------------   -------------

Net appreciation (depreciation) in fair value
  of assets held                                        27,802            (2,007)              393          1,665             109
                                                 --------------   ---------------  ----------------  -------------   -------------

        Total additions (reductions)                    43,227            (1,476)              614          4,050           1,169
                                                 --------------   ---------------  ----------------  -------------   -------------


DEDUCTIONS
Withdrawals paid to participating plans                 12,959                96                62          1,465             141
                                                 --------------   ---------------  ----------------  -------------   -------------

TRANSFERS between investment funds                   1,003,910            24,651            23,508        161,299          54,718
                                                 --------------   ---------------  ----------------  -------------   -------------

CHANGE IN NET ASSETS                                 1,034,178            23,079            24,060        163,884          55,746
                                                 --------------   ---------------  ----------------  -------------   -------------

BALANCE, DECEMBER 31, 1997                          $1,034,178           $23,079           $24,060       $163,884         $55,746
                                                 ==============   ===============  ================  =============   =============

The accompanying Notes to the Financial Statements are an integral part of this statement.

                       PACIFIC GAS AND ELECTRIC COMPANY
                        SAVINGS FUND PLAN MASTER TRUST

                      STATEMENT OF CHANGES IN NET ASSETS
                     For the Year Ended December 31, 1997




                                                 Diversified     Stock and      Utility
                                                   Equity           Bond         Stock
                                                    Fund            Fund          Fund          Total
                                                --------------  -------------  -----------  ---------------
(in thousands)
BALANCE, JANUARY 1, 1997                             $765,846       $151,074      $40,436       $2,128,634
                                                --------------  -------------  -----------  ---------------

ADDITIONS
Participating plans contributions
  Participant                                          30,167          5,896        1,707           96,682
  Employer                                             10,012          1,982          534           32,393
                                                --------------  -------------  -----------  ---------------

     Total participating plans contributions           40,179          7,878        2,241          129,075
                                                --------------  -------------  -----------  ---------------

Earnings from investments
  Dividends                                            11,671              -        1,565           60,687
  Interest                                              1,075             39            -           20,974
  Other income                                             75             39            -              140
                                                --------------  -------------  -----------  ---------------
      Total earnings
      from investments                                 12,821             78        1,565           81,801

Gain (loss) on securities
  Realized on sale or distribution                    412,473         67,521         (308)         492,291
  Unrealized appreciation (depreciation)             (183,386)       (44,020)       1,020          120,756
                                                --------------  -------------  -----------  ---------------

Net appreciation (depreciation) in fair value
  of assets held                                      229,087         23,501          712          613,047
                                                --------------  -------------  -----------  ---------------

        Total additions (reductions)                  282,087         31,457        4,518          823,923
                                                --------------  -------------  -----------  ---------------


DEDUCTIONS
Withdrawals paid to participating plans                23,851          3,771        1,390          113,449
                                                --------------  -------------  -----------  ---------------

TRANSFERS between investment funds                 (1,024,082)      (178,760)     (43,564)               -
                                                --------------  -------------  -----------  ---------------

CHANGE IN NET ASSETS                                 (765,846)      (151,074)     (40,436)         710,474
                                                --------------  -------------  -----------  ---------------

BALANCE, DECEMBER 31, 1997                                 $-             $-           $-       $2,839,108
                                                ==============  =============  ===========  ===============

The accompanying Notes to the Financial Statements are an integral part of this statement.
                                       4

                       PACIFIC GAS AND ELECTRIC COMPANY
                        SAVINGS FUND PLAN MASTER TRUST

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997



NOTE 1:  Master Trust Description

               Pacific Gas and Electric Company (the Company) established the Savings Fund Plan Master Trust (the Master Trust) on January 1, 1988, to hold the assets of the Company Savings Fund Plans. The Pacific Service Employees Association also participates in the Master Trust. The Employee Benefit Committee (EBC) of the Company's parent company, PG&E Corporation, administers the Master Trust. The EBC retains State Street Bank and Trust Company as the Trustee (the Trustee).

               Interest income, dividends, investment management fees, where appropriate, and the net appreciation or depreciation in the fair value of investments held by the Master Trust are allocated to the individual participating plans each day based upon their proportional share of the fund balances.

               Although the Company has not expressed any intent to do so, its Board of Directors reserves the right to amend or terminate the Master Trust at any time by giving written notice to the Trustee. If the Master Trust is terminated, the Master Trust assets will be paid out to each separate participating plan in proportion to its interest in the Master Trust.


NOTE 2:  Summary of Significant Accounting Policies

Basis of Accounting

               The financial statements of the Master Trust are prepared in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of additions, deductions, assets, and liabilities and the disclosure of contingencies. Actual results could differ from these estimates. These financial statements do not purport to present the net assets available for benefits or the change in net assets available for benefits of any of the individual participating retirement plans and do not include all disclosures necessary for a fair presentation of the financial statements of the individual participating plans in conformity with generally accepted accounting principles.


NOTE 3:  Federal Income Taxes

               The Company received favorable tax determination letters from the Internal Revenue Service (IRS) in November of 1995. The Master Trust is exempt from federal income taxes under Section 501(a) of the Internal Revenue Code. Accordingly, no provision for federal income taxes has been made in the financial statements. The Plan sponsor believes that the Master Trust continues to be designed and operated in accordance with IRS requirements.

                       PACIFIC GAS AND ELECTRIC COMPANY
                        SAVINGS FUND PLAN MASTER TRUST

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997



NOTE 4:  Investments

               The Trustee invests a significant portion of the contributions from the participating plans in the common stock of PG&E Corporation, as directed by participants. The Company pays certain costs of administering the Master Trust, including fees and expenses of the Trustee and investment management fees.

               Individual plan participants designate the way in which their contributions are invested and may change their investment designation at any time. Effective October 1, 1997, the Plan offered nine new investment funds to plan participants to allow more investment options and greater diversification. Participants were asked to re-direct funds by September 30, 1997. However, those balances not re-directed rolled into the new funds are indicated below in parenthesis. Participants may elect to have their contributions invested in one or more of the following funds:

                    .PG&E Corporation Stock Fund
                     The Fund is structured to maximize the investment of participants' contributions in shares of PG&E Corporation common stock, while holding an appropriate level (approximately one to five percent) of short-term investments to meet daily liquidity requirements.

                    .Bond Index Fund (The previous Bond Index Fund rolled into this fund)
                     The Fund invests primarily in government, corporate, mortgage-backed, and asset-backed securities. The Fund invests in a well-diversified portfolio that is representative of the broad domestic bond market.

                    .Stable Value Fund (The Utility Stock Fund rolled into this fund)
                     The Fund invests in a diversified portfolio of investment contracts issued by insurance companies, banks, and other financial institutions.

                    .Small Company Stock Index Fund
                     The Fund attempts to invest in all of the stocks in the Russell Special Small Company Index in proportion to their weighting in the Index.

                    .Large Company Stock Index Fund (The Diversified Equity Fund
                     rolled into this fund)
                     The Fund invests in all 500 stocks in the S&P 500 Index in proportion to their weighting in the Index.

                    .International Stock Index Fund
                     The Fund typically invests in all the stocks in the Morgan Stanley Capital International Europe Asia Far East (EAFE) Index in proportion to their weighting in the Index.

                    .Conservative Asset Allocation Fund
                     The Fund is a portfolio of commingled stock and bond funds. The Fund invests approximately 60 percent in the Bond Index Fund, 25 percent in the Large Company Stock Index Fund, 10 percent in the Small Company Stock Index Fund, and 5 percent in the International Stock Index Fund.

                    .Moderate Asset Allocation Fund (The Stock and Bond Fund
                     rolled into this fund)
                     The Fund is a portfolio of commingled stock and bond funds. The Fund invests approximately 40 percent in the Bond Index Fund, 35 percent in the Large Company Stock Index Fund, 15 percent in the Small Company Stock Index Fund, and 10 percent in the International Stock Index Fund.

                    .Aggressive Asset Allocation Fund
                     The Fund is a portfolio of commingled stock and bond funds. The Fund invests approximately 20 percent in the Bond Index Fund, 45 percent in the Large Company Stock Index Fund, 20 percent in the Small Company Stock Index Fund, and 15 percent in the International Stock Index Fund.

                       PACIFIC GAS AND ELECTRIC COMPANY
                        SAVINGS FUND PLAN MASTER TRUST

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997



NOTE 4:  Investments (Continued)


               The United States Bond Fund was closed to new contributions on July 1, 1991.

               A participant's interest in the investment funds is represented by participation units allocated on the basis of contributions and assigned a unit value on the basis of the total value of each fund. For investments in the United States Savings Bond Fund, a unit is one bond.

Valuation of Investments

               All investments (other than the Stable Value Fund) held by the Master Trust are stated at fair value based on published market quotations. Investments in the Stable Value Fund are valued at cost which approximates fair value.

               The net appreciation in fair value of investments in the accompanying statement of changes in net assets reflects the net difference between fair value and cost of investments bought during the year and the net difference between the beginning of the year fair value and the fair value of the assets held, sold, or distributed.

Financial Investments with Off-Balance Sheet Risk

               The Employee Benefit Committee has adopted a "Position Statement on Risk Management and the Use of Derivatives" which applies to the Master Trust. This statement recognizes that derivatives be used by the Master Trust's investment managers to achieve their investment objectives. However, the Master Trust assets will not be exposed to risks through derivatives that would be inappropriate in their absence. At December 31, 1997, the Master Trust held no direct investments in derivatives.



NOTE 5:  Holding Company Formation

               On January 1, 1997, the Company became a subsidiary of its new parent holding company, PG&E Corporation. The Company's outstanding common stock was converted on a share-for-share basis into PG&E Corporation common stock. All stock held by the Company Stock Fund is now PG&E Corporation common stock.

                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

          LINE 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                               DECEMBER 31, 1997

                                                         SHARES OR                                     CURRENT
                  NAME OF ISSUER AND DESCRIPTION          US BONDS                 COST                 VALUE
-------------------------------------------------------------------------------------------------------------------
 (DOLLARS IN THOUSANDS)
 PG&E CORPORATION STOCK FUND
*PG&E CORPORATION COMMON STOCK                               34,654,169              $783,017            $1,054,786
 INTEREST BEARING ACCOUNTS
 STATE STREET BANK + TRUST CO
   SHORT TERM INVESTMENT FUND                                27,269,724                27,270                27,270
                                                     -------------------     -----------------     -----------------
 TOTAL PG&E CORPORATION STOCK FUND                           61,923,893              $810,287            $1,082,056
                                                     ===================     =================     =================


 UNITED STATES BOND FUND
 UNITED STATES SAVINGS BONDS, SERIES E
 (UNITS OF $18.75 COST AND $25.00 MATURITY)                       5,020                   $94                  $400
 UNITED STATES SAVINGS BONDS, SERIES EE
 (UNITS OF $25.00 COST AND $50.00 MATURITY)                      76,163                 1,904                 3,498
 UNITED STATES SAVINGS BONDS, SERIES EE
 (UNITS OF $50.00 COST AND $100.00 MATURITY)                      8,844                   442                   657
                                                     -------------------     -----------------     -----------------
 TOTAL UNITED STATES BOND FUND                                   90,027                $2,440                $4,555
                                                     ===================     =================     =================


 BOND INDEX FUND
 STATE STREET GLOBAL ADVISORS BOND MARKET INDEX FUND          5,572,580               $55,882               $57,147
                                                     ===================     =================     =================



 STABLE VALUE FUND (1)
 US GOVERNMENT SECURITIES - TREASURY NOTES      08/99   6.0%                  485,526                  $485                  $485
                                                                  -------------------     -----------------     -----------------
 INSURANCE COMPANY GENERAL ACCOUNTS
   ALLSTATE LIFE INSURANCE CO                   10/98   6.8%              N/A                        $2,033                $2,033
   ALLSTATE LIFE INSURANCE CO                   11/99   8.3%              N/A                         6,338                 6,338
   ALLSTATE LIFE INSURANCE CO                   02/02   Variable          N/A                        26,167                26,167
   CDC INVESTMENT MGMT CORP                     12/99   5.3%              N/A                         3,000                 3,000
   CROWN LIFE INS CO GIC                        03/98   Variable          N/A                           183                   183
   JOHN HANCOCK MUTUAL LIFE                     06/20   Variable          N/A                         3,001                 3,001
   JOHN HANCOCK MUTUAL LIFE                     12/99   Variable          N/A                        14,974                14,974
   JOHN HANCOCK MUTUAL LIFE                     09/00   6.7%              N/A                         4,070                 4,070
   LIFE INSURANCE CO OF VIRGINIA                02/00   6.4%              N/A                         4,258                 4,258
   MASS MUTUAL LIFE INS                         11/03   6.0%              N/A                        13,814                13,814
   METROPOLITAN LIFE INS CO                     12/99   Variable          N/A                        11,110                11,110
   MET LIFE INS GAC                             08/99   7.4%              N/A                         9,743                 9,743
   NEW YORK LIFE INS CO                         10/00   7.1%              N/A                        10,365                10,365
   NEW YORK LIFE INS CO                         12/98   6.2%              N/A                           788                   788
   NEW YORK LIFE INS CO                         12/99   Variable          N/A                         1,762                 1,762
   PACIFIC MUTUAL LIFE INS CO                   02/00   6.4%              N/A                         5,305                 5,305
   PEOPLES SECURITY LIFE                        09/03   6.0%              N/A                        49,768                49,768
   PEOPLES SECURITY LIFE                        12/99   6.4%              N/A                         5,534                 5,534
   PEOPLES SECURITY LIFE                        12/99   7.1%              N/A                         4,359                 4,359
   PEOPLES SECURITY LIFE                        12/99   6.5%              N/A                         4,049                 4,049
   PRUDENTIAL INS CO OF AMER                    09/98   6.1%              N/A                           599                   599
   PROVIDENT LIFE + ACCIDENT                    03/99   6.6%              N/A                        17,960                17,960
   STATE STREET BANK + TRUST CO                 05/01   Variable          N/A                         5,276                 5,276
   STATE STREET BANK                            01/01   6.3%              N/A                         1,409                 1,409



                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

          LINE 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                               DECEMBER 31, 1997


                                                                        SHARES OR                                    CURRENT
           NAME OF ISSUER AND DESCRIPTION                               US BONDS                 COST                 VALUE
--------------------------------------------------------------------------------------------------------------------------------
INSURANCE COMPANY GENERAL ACCOUNTS CONT'D
  STATE STREET BANK + TRUST CO                 09/01   6.8%               N/A                       $5,805               $5,805
  STATE STREET BANK + TRUST CO                 05/00   7.2%               N/A                        4,497                4,497
  STATE STREET BANK NYEG                       10/02   6.8%               N/A                        1,842                1,842
  STATE STREET BANK MIDLAND                    04/03   7.3%               N/A                        1,360                1,360
  SECURITY LIFE OF DENVER                      10/99   Variable           N/A                        5,065                5,065
  SECURITY LIFE OF DENVER                      08/98   Variable           N/A                        4,530                4,530
  STATE STREET BANK LEHMAN                     10/00   7.2%               N/A                        6,053                6,053
  STATE STREET BANK                            11/00   7.1%               N/A                        4,026                4,026
  UNITED OMAHA LIFE INS                        07/00   5.9%               N/A                        2,006                2,006
  U S DEPT VETERAN AFFAIRS REMIC               12/09   6.8%               N/A                        1,099                1,099
                                                                   ------------------     -----------------     ----------------
TOTAL INSURANCE COMPANY GENERAL ACCOUNTS                                  N/A                     $242,148             $242,148
                                                                   ------------------     -----------------     ----------------
CORPORATE DEBT INSTRUMENTS
  AMRESCO COML MTG FDG I CORP                  06/29   6.7%               N/A                       $5,421               $5,421
  AMRESCO                                      10/00   6.9%               N/A                        1,896                1,896
  CAISSE DES DEPOTS                            10/02   6.0%               N/A                        7,086                7,086
  CAISSE DES DEPOTS                            12/99   5.3%               N/A                            9                    9
  CAISSE DES DEPOTS                            06/98   6.2%               N/A                        3,077                3,077
  CAISSE DES DEPOTS                            12/99   6.2%               N/A                        2,238                2,238
  CAISSE DES DEPOTS                            09/00   6.2%               N/A                        4,004                4,004
  CDC INVESTMENT MGMT CORP                     06/98   7.1%               N/A                        4,046                4,046
  CDC INVESTMENT MGMT CORP                     10/99   7.6%               N/A                        3,036                3,036
  CDC INVESTMENT MGMT CORP                     12/20   6.5%               N/A                        2,800                2,800
  CHASE MANHATTAN AUTO OWNER TR                02/01   6.4%               N/A                        2,419                2,419
  FLEETWOOD CR GRANTOR TR                      09/12   Variable           N/A                          774                  774
  MERRILL LYNCH MTG INVS INC                   09/20   6.7%               N/A                        1,799                1,799
  MONEY STORE HOME IMPT LN TR                  10/13   Variable           N/A                        1,901                1,901
                                                                   ------------------     -----------------     ----------------
TOTAL CORPORATE DEBT INSTRUMENTS                                          N/A                      $40,506              $40,506
                                                                   ------------------     -----------------     ----------------
INTEREST BEARING ACCOUNTS
  GENERAL ELEC CAP CORP DISC                                             12,000,000                $11,942              $11,942
  STATE STREET BANK + TRUST CO                                            8,138,740                  8,139                8,139
                                                                   ------------------     -----------------     ----------------
TOTAL INTEREST BEARING ACCOUNTS                                          20,138,740                $20,081              $20,081
                                                                   ------------------     -----------------     ----------------
TOTAL STABLE VALUE FUND                                                  20,624,266               $303,220             $303,220
                                                                   ==================     =================     ================

                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

          LINE 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                               DECEMBER 31, 1997

                                                                SHARES OR                                    CURRENT
                 NAME OF ISSUER AND DESCRIPTION                 US BONDS                 COST                 VALUE
-----------------------------------------------------------------------------------------------------------------------------------

SMALL COMPANY STOCK INDEX FUND
STATE STREET GLOBAL ADVISORS RUSSELL SPECIAL SMALL CO.                        8,074,857               $87,038              $86,134
                                                                      ==================     =================     ================


LARGE COMPANY STOCK INDEX FUND
STATE STREET GLOBAL ADVISORS S&P 500 STRATEGY FUND                           79,890,842            $1,007,092           $1,034,267
                                                                      ==================     =================     ================


INTERNATIONAL STOCK INDEX FUND
STATE STREET GLOBAL ADVISORS DAILY EAFE STATEGY FUND                          2,456,541               $24,780              $23,087
                                                                      ==================     =================     ================


CONSERVATIVE ASSET ALLOCATION FUND
  STATE STREET GLOBAL ADVISORS BOND MARKET INDEX FUND                         1,386,990               $13,917              $14,224
  STATE STREET GLOBAL ADVISORS DAILY EAFE STATEGY FUND                          128,850                 1,283                1,211
  STATE STREET GLOBAL ADVISORS RUSSELL SPECIAL SMALL C                          231,175                 2,469                2,466
  STATE STREET GLOBAL ADVISORS S&P 500 STRATEGY FUND                            475,994                 6,008                6,162
                                                                      ------------------     -----------------     ----------------
TOTAL CONSERVATIVE ASSET ALLOCATION FUND                                      2,223,009               $23,677              $24,063
                                                                       =================     =================     ================


MODERATE ASSET ALLOCATION FUND
  STATE STREET GLOBAL ADVISORS BOND MARKET INDEX FUND                           6,254,297               $62,370              $64,138
  STATE STREET GLOBAL ADVISORS DAILY EAFE STATEGY FUND                          1,743,926                17,754               16,389
  STATE STREET GLOBAL ADVISORS RUSSELL SPECIAL SMALL CO.                        2,346,184                25,136               25,027
  STATE STREET GLOBAL ADVISORS S&P 500 STRATEGY FUND                            4,507,570                56,798               58,355
                                                                        ------------------     -----------------     ---------------

TOTAL MODERATE ASSET ALLOCATION FUND                                           14,851,977              $162,058             $163,909

                                                                        ==================     =================     ===============



AGGRESSIVE ASSET ALLOCATION FUND
  STATE STREET GLOBAL ADVISORS BOND MARKET INDEX FUND                           1,056,593               $10,583              $10,835
  STATE STREET GLOBAL ADVISORS DAILY EAFE STATEGY FUND                            883,735                 8,925                8,305
  STATE STREET GLOBAL ADVISORS RUSSELL SPECIAL SMALL CO.                        1,056,695                11,346               11,272
  STATE STREET GLOBAL ADVISORS S&P 500 STRATEGY FUND                            1,957,500                24,729               25,342
                                                                        ------------------     -----------------     ---------------

TOTAL AGGRESSIVE ASSET ALLOCATION FUND                                          4,954,523               $55,583              $55,754

                                                                        ==================     =================     ===============



TOTAL INVESTMENTS                                                             200,662,515            $2,532,057           $2,834,192

                                                                       ==================     =================     ================


(1) The Stable Value Fund is not measured in number of shares and is not applicable (N/A)
*A party-in-interest as defined by ERISA


=============

                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

                LINE 27d - SCHEDULE OF REPORTABLE TRANSACTIONS
                     For The Year Ended December 31, 1997


PG&E CORPORATION STOCK FUND


(dollars in thousands)
BEGINNING NET ASSET VALUE:                                 $865,353
5% OF ASSET VALUE:                                          $43,268



                                                     PURCHASE                    SALE          5500                   TOTAL COST/
SECURITY DESCRIPTION                   #PURCH.         COST        #SALES      PROCEEDS        GAIN     TOTAL#         PROCEEDS
------------------------------------------------------------------------------------------------------------------------------------

COMMON AND PREFERRED                      40             $92,203    186            $200,124     $24,488    226              $292,327


FIXED INCOME                             123            $197,458    126            $193,935          $0    249              $391,393


REPORTABLE TRANSACTION TOTALS            163            $289,661    312            $394,059     $24,488    475              $683,720




                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

                LINE 27d - SCHEDULE OF REPORTABLE TRANSACTIONS
                     For The Year Ended December 31, 1997




BOND INDEX FUND


(dollars in thousands)
BEGINNING NET ASSET VALUE:                                  $28,528
5% OF ASSET VALUE:                                           $1,426


                                                      PURCHASE                    SALE           5500                   TOTAL COST/
SECURITY DESCRIPTION                #PURCH.             COST      #SALES         PROCEEDS        GAIN    TOTAL#         PROCEEDS
-----------------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED                   154             $70,257    110             $43,410        $667    264              $113,667


REPORTABLE TRANSACTION TOTALS          154             $70,257    110             $43,410        $667    264              $113,667


                                      12

                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

                LINE 27d - SCHEDULE OF REPORTABLE TRANSACTIONS
                     For The Year Ended December 31, 1997



STABLE VALUE FUND


(dollars in thousands)
BEGINNING NET ASSET VALUE:                                 $272,855
5% OF ASSET VALUE:                                          $13,643



                                                      PURCHASE                  SALE            5500                  TOTAL COST/
SECURITY DESCRIPTION               #PURCH.               COST    #SALES       PROCEEDS          LOSS   TOTAL#         PROCEEDS
---------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME                         194            $387,354    215            $339,225        ($36)   409              $726,579


REPORTABLE TRANSACTION TOTALS        194            $387,354    215            $339,225        ($36)   409              $726,579


NON-REPORTABLE TRANSACTION TOTALS    291             $98,820    420            $119,702          $0    711              $218,522



                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

                LINE 27d - SCHEDULE OF REPORTABLE TRANSACTIONS
                     For The Year Ended December 31, 1997



SMALL COMPANY STOCK INDEX FUND


(dollars in thousands)
BEGINNING NET ASSET VALUE:                                  $52,536
5% OF ASSET VALUE:                                           $2,627


                                                  PURCHASE                    SALE          5500                   TOTAL COST/
SECURITY DESCRIPTION                #PURCH.         COST        #SALES      PROCEEDS        LOSS     TOTAL#         PROCEEDS
----------------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED                   35            $101,069     31             $13,384       ($648)    66              $114,453
--------------------


REPORTABLE TRANSACTION TOTALS          35            $101,069     31             $13,384       ($648)    66              $114,453
-----------------------------



                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

                LINE 27d - SCHEDULE OF REPORTABLE TRANSACTIONS
                     For The Year Ended December 31, 1997


LARGE COMPANY STOCK INDEX FUND


(dollars in thousands)
BEGINNING NET ASSET VALUE:                              $1,081,599
5% OF ASSET VALUE:                                         $54,080


                                                   PURCHASE                    SALE         5500                 TOTAL COST/
SECURITY DESCRIPTION                 #PURCH.         COST        #SALES      PROCEEDS       GAIN    TOTAL#         PROCEEDS
--------------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED                   29             $162,505     50           $156,146       $733     79             $318,651
--------------------


REPORTABLE TRANSACTION TOTALS          29             $162,505     50           $156,146       $733     79             $318,651
-----------------------------


                                      15

                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

                LINE 27d - SCHEDULE OF REPORTABLE TRANSACTIONS
                     For The Year Ended December 31, 1997



INTERNATIONAL STOCK INDEX FUND


(dollars in thousands)
BEGINNING NET ASSET VALUE:                                 $15,145
5% OF ASSET VALUE:                                            $757

                                                 PURCHASE                    SALE         5500                 TOTAL COST/
SECURITY DESCRIPTION               #PURCH.         COST        #SALES      PROCEEDS       LOSS    TOTAL#         PROCEEDS
------------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED                 41              $29,156     25             $4,068      ($308)    66              $33,224
--------------------


REPORTABLE TRANSACTION TOTALS        41              $29,156     25             $4,068      ($308)    66              $33,224
-----------------------------



                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

                LINE 27d - SCHEDULE OF REPORTABLE TRANSACTIONS
                     For The Year Ended December 31, 1997

CONSERVATIVE ASSET ALLOCATION FUND


(dollars in thousands)
BEGINNING NET ASSET VALUE:                                 $12,564
5% OF ASSET VALUE:                                            $628


                                                PURCHASE                    SALE         5500                 TOTAL COST/
SECURITY DESCRIPTION              #PURCH.         COST        #SALES      PROCEEDS       GAIN    TOTAL#         PROCEEDS
-----------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED                181             $30,107     67             $6,440        $10    248              $36,547
--------------------



REPORTABLE TRANSACTION TOTALS       181             $30,107     67             $6,440        $10    248              $36,547
-----------------------------



                                      17

                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

                LINE 27d - SCHEDULE OF REPORTABLE TRANSACTIONS
                     For The Year Ended December 31, 1997



MODERATE ASSET ALLOCATION FUND


(dollars in thousands)
BEGINNING NET ASSET VALUE:                                $176,510
5% OF ASSET VALUE:                                          $8,826


                                                PURCHASE                    SALE         5500                 TOTAL COST/
SECURITY DESCRIPTION              #PURCH.         COST        #SALES      PROCEEDS       LOSS    TOTAL#         PROCEEDS
-----------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED                102            $264,911    162           $102,693      ($161)   264             $367,604
--------------------



REPORTABLE TRANSACTION TOTALS       102            $264,911    162           $102,693      ($161)   264             $367,604
-----------------------------



                                      18

                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

                LINE 27d - SCHEDULE OF REPORTABLE TRANSACTIONS
                     For The Year Ended December 31, 1997


AGGRESSIVE ASSET ALLOCATION FUND


(dollars in thousands)
BEGINNING NET ASSET VALUE:                                 $35,782
5% OF ASSET VALUE:                                          $1,789


                                                PURCHASE                    SALE         5500                 TOTAL COST/
SECURITY DESCRIPTION              #PURCH.         COST        #SALES      PROCEEDS       LOSS    TOTAL#         PROCEEDS
-----------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED                160             $77,318    101            $21,681       ($54)   261              $98,999
--------------------



REPORTABLE TRANSACTION TOTALS       160             $77,318    101            $21,681       ($54)   261              $98,999
-----------------------------





                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

                LINE 27d - SCHEDULE OF REPORTABLE TRANSACTIONS
                     For The Year Ended December 31, 1997


DIVERSIFIED EQUITY FUND


(dollars in thousands)
BEGINNING NET ASSET VALUE:                                $765,846
5% OF ASSET VALUE:                                         $38,292


                                                   PURCHASE                    SALE         5500              COST/
SECURITY DESCRIPTION                 #PURCH.         COST        #SALES      PROCEEDS       GAIN     TOTAL#   EEDS
----------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED                   11           $1,141,194     9            $141,840        $646     20      $1,283,034
--------------------

FIXED INCOME                           103            $218,365     78           $242,471          $0    181        $460,836
------------


REPORTABLE TRANSACTION TOTALS          114          $1,359,559     87           $384,311        $646    201      $1,743,870
-----------------------------


NON-REPORTABLE TRANSACTION TOTALS     1,688           $432,633   1,328        $1,386,966    $223,929   3,016     $1,819,599
---------------------------------


                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

                LINE 27d - SCHEDULE OF REPORTABLE TRANSACTIONS
                     For The Year Ended December 31, 1997



STOCK AND BOND FUND


(dollars in thousands)
BEGINNING NET ASSET VALUE:                                $151,074
5% OF ASSET VALUE:                                          $7,554


                                               PURCHASE                    SALE         5500                 TOTAL COST/
SECURITY DESCRIPTION             #PURCH.         COST        #SALES      PROCEEDS       GAIN    TOTAL#         PROCEEDS
----------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED               89             $192,750    110           $368,020    $24,196    199             $560,770
--------------------

FIXED INCOME                        3              $87,540     3             $87,540         $0     6              $175,080
------------


REPORTABLE TRANSACTION TOTALS      92             $280,290    113           $455,560    $24,196    205             $735,850
-----------------------------




                               SAVINGS FUND PLAN
               FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

                LINE 27d - SCHEDULE OF REPORTABLE TRANSACTIONS
                     For The Year Ended December 31, 1997





UTILITY STOCK FUND


(dollars in thousands)
BEGINNING NET ASSET VALUE:                                 $40,436
5% OF ASSET VALUE:                                          $2,022


                                                PURCHASE                    SALE         5500                 TOTAL COST/
SECURITY DESCRIPTION              #PURCH.         COST        #SALES      PROCEEDS       GAIN    TOTAL#         PROCEEDS
-----------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED                68               $6,107    131            $46,731       $188    199              $52,838
--------------------


REPORTABLE TRANSACTION TOTALS       68               $6,107    131            $46,731       $188    199              $52,838
-----------------------------




                      PACIFIC GAS AND ELECTRIC COMPANY

                         SAVINGS FUND PLAN - PART I


                            FINANCIAL STATEMENTS








                              TABLE OF CONTENTS


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


FINANCIAL STATEMENTS

             Statement of Net Assets Available for Benefits - December 31, 1997
                and 1996

             Statement of Changes in Net Assets Available for Benefits for the
                Year Ended December 31, 1997

             Notes to Financial Statements - December 31, 1997

                    [LETTERHEAD OF ARTHUR ANDERSEN LLP]


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Employee Benefit Committee of PG & E Corporation,
Pacific Gas and Electric Company, and Participants in the
Pacific Gas and  Electric Company Savings Fund Plan:

We have audited the accompanying statements of net assets available for benefits of Pacific Gas and Electric Company Savings Fund Plan - Part I (the Plan) as of December 31, 1997 and 1996, and the related statement of changes in net assets available for benefits for the year ended December 31, 1997. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the Plan as of December 31, 1997 and 1996, and the changes in its net assets available for benefits for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP
San Francisco, California
    February 27, 1998

                      PACIFIC GAS AND ELECTRIC COMPANY
                         SAVINGS FUND PLAN - PART I

               STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS
                         December 31, 1997 AND 1996

                                                           1997                          1996
                                                      ---------------               --------------
(in thousands)
ASSETS:

Investment in Pacific Gas and Electric Company
  Savings Fund Plan Master Trust, at fair value          $1,329,770                   $1,024,375
                                                      -------------               --------------



NET ASSETS AVAILABLE FOR BENEFITS                        $1,329,770                   $1,024,375
                                                     ==============               ==============






The accompanying Notes to the Financial Statements are an integral part of this statement.

                           PACIFIC GAS AND ELECTRIC COMPANY
                              SAVINGS FUND PLAN - PART I

               STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS
                         For the Year Ended December 31, 1997

(in thousands)

ADDITIONS:
Participant contributions                                                       $37,769
Employer contributions                                                           16,715
Interplan transfers                                                                   6
Net investment gain from Pacific Gas and Electric
   Company Savings Fund Plan Master Trust                                       308,198
                                                                            -----------

                                        Total Additions                         362,688
                                                                            -----------


DEDUCTIONS:

Benefits paid directly to participants or beneficiaries                          57,293
                                                                            -----------

                                       Total Deductions                          57,293
                                                                            -----------



Increase in Net Assets Available for Benefits                                   305,395


NET ASSETS AVAILABLE FOR BENEFITS

   Beginning of the year                                                      1,024,375
                                                                           ------------


   End of the year                                                           $1,329,770
                                                                           ============

                    The Accompanying Notes to the Financial Statements are an integral part of this statement.

                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART 1

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997

NOTE 1:  Plan Description

               The Pacific Gas and Electric Company Savings Fund Plan - Part I (the Plan) is a defined contribution plan and is subject to the provisions of the Employee Retirement Income Security Act of 1974. The Plan covers all eligible non-union employees of Pacific Gas and Electric Company (the Company) and the non-union employees of any other entity designated by the Company's Board of Directors. The Plan participates in the Pacific Gas and Electric Company Savings Fund Plan Master Trust (the Master Trust). The Employee Benefit Committee (EBC) of the Company's parent Corporation, PG&E Corporation, administers the Master Trust. The EBC retains State Street Bank and Trust Company as the Trustee (the Trustee).

               Although the Company has not expressed any intent to do so, its Board of Directors reserves the right to amend or terminate the Plan at any time. Participants should refer to the Plan document for a complete description of the Plan's provisions. In addition, the financial statements of the Master Trust provide information regarding the activities and transactions of the various investment options offered by the Plan.

               All participants' contributions and their share of all employer contributions, and the earnings, and losses resulting from such contributions are immediately vested.

               Employees are eligible to participate in the Plan immediately at employment. The Company matches employee contributions, up to a maximum of 6 percent of covered compensation, as defined, and depending on length of service, at a 75 percent rate.

               Eligible employees may elect to contribute to the Plan up to 15 percent of their covered compensation on a pre-tax or after-tax basis. This amount may be deferred compensation (401(k)), or after-tax contributions (non-401(k)). 401(k) contributions are not subject to federal or state income tax until withdrawn or distributed from the Plan.

               All contributions made to the Plan prior to October 1, 1984, are considered to be non-401(k) contributions. As provided under the Tax Reform Act of 1986, employee 401(k) contributions may not exceed $9,500 for 1997, and total contributions to a participant's account may not exceed the lesser of 25 percent of compensation or $30,000 a year. The annual 401(k) limitation, as indexed, may be adjusted each year to reflect changes in the cost of living.

               Eligible employees may elect to contribute to the Plan any excess funds from the FLEX benefits program, which is a cafeteria plan qualified under
Section 125 of the Internal Revenue Code (IRC). These funds, which are invested in the participant's account in December, are considered 401(k) contributions but are not eligible for matching employer contributions.

                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART 1

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997

NOTE 2:  Summary of Significant Accounting Policies

Basis of Accounting

               The financial statements of the Plan are prepared in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of additions, deductions, assets, and liabilities and the disclosure of contingencies. Actual results could differ from these estimates.

               The Plan's interest in the Master Trust is stated at fair value based on the Plan's prorated interest in the Master Trust. The Master Trust values investments in the Stable Value Fund at cost which approximates fair value. Generally, all other investments are stated at fair value based on published market quotations.

              Interest income, dividends, investment management fees, where appropriate, and the net appreciation or depreciation in the fair value of the investments held by the Master Trust are allocated to the individual participating plans each day based upon their proportional share of the fund balances.

               Benefits are recorded when paid.

               Certain amounts in the prior year have been reclassified and formatted to conform to the 1997 presentation.


NOTE 3:  Federal Income Taxes

               The Internal Revenue Service (IRS) has ruled that the Plan is a qualified tax-exempt plan under Section 401(a) and Section 409(a) of the IRC and the trust forming a part thereof is exempt under Section 501(a) of the IRC. Accordingly, no provision for federal income taxes has been made in the financial statements. Furthermore, participating employees are not liable for federal income tax on amounts allocated to their accounts attributable to: (1) employee 401(k) contributions, (2) dividends, earnings, and interest income on both 401(k) contributions and non-401(k) contributions, or (3) employer contributions, until the time that they withdraw such amounts from the Plan.

               The Company received a favorable tax determination letter from the IRS in November of 1995. Accordingly, the Plan sponsor believes that the Plan continues to be designed and operated in accordance with IRS requirements.

                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART 1

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997

NOTE 4:  Investments

               The Plan has a prorated interest in the net assets of the Master Trust. The Master Trust Agreement allows the Company's Savings Fund Plans and the Pacific Service Employees Association to participate in the Master Trust.

               The Trustee invests a significant portion of the contributions from the participating plans in the common stock of PG&E Corporation, as directed by participants. The Company pays certain costs of administering the Master Trust, including fees and expenses of the Trustee and investment management.

               Individual plan participants designate the way in which their contributions are invested and may change their investment designation at any time. Effective October 1, 1997, the Plan offered nine new investment funds to plan participants to allow more investment options and greater diversification. Participants were asked to re-direct funds by September 30, 1997. However, those balances not re-directed rolled into the new funds as indicated below in parenthesis. Participants may elect to have their contributions invested in one or more of the following funds held by the Master Trust:

                    .PG&E Corporation Stock Fund
                     The Fund is structured to maximize the investment of participants' contributions in shares of PG&E Corporation common stock, while holding an appropriate level (approximately one to five percent) of short-term investments to meet daily liquidity requirements.

                    .Bond Index Fund (The previous Bond Index Fund rolled into this fund)
                     The Fund invests primarily in government, corporate, mortgage-backed, and asset-backed securities. The Fund invests in a well-diversified portfolio that is representative of the broad domestic bond market.

                    .Stable Value Fund (The Utility Stock Fund rolled into this fund)
                     The Fund invests in a diversified portfolio of investment contracts issued by insurance companies, banks, and other financial institutions.

                    .Small Company Stock Index Fund
                     The Fund attempts to invest in all of the stocks in the Russell Special Small Company Index in proportion to their weighting in the Index.

                    .Large Company Stock Index Fund (The Diversified Equity Fund
                     rolled into this fund)
                     The Fund invests in all 500 stocks in the S&P 500 Index in proportion to their weighting in the Index.

                    .International Stock Index Fund
                     The Fund typically invests in all the stocks in the Morgan Stanley Capital International Europe Asia Far East (EAFE) Index in proportion to their weighting in the Index.

                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART 1

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997

NOTE 4:  Investments  (Continued)

                    .Conservative Asset Allocation Fund
                     The Fund is a portfolio of commingled stock and bond funds. The Fund invests approximately 60 percent in the Bond Index Fund, 25 percent in the Large Company Stock Index Fund, 10 percent in the Small Company Stock Index Fund, and 5 percent in the International Stock Index Fund.

                    .Moderate Asset Allocation Fund (The Stock and Bond Fund
                     rolled into this fund)
                     The Fund is a portfolio of commingled stock and bond funds. The Fund invests approximately 40 percent in the Bond Index Fund, 35 percent in the Large Company Stock Index Fund, 15 percent in the Small Company Stock Index Fund, and 10 percent in the International Stock Index Fund.

                    .Aggressive Asset Allocation Fund
                     The Fund is a portfolio of commingled stock and bond funds. The Fund invests approximately 20 percent in the Bond Index Fund, 45 percent in the Large Company Stock Index Fund, 20 percent in the Small Company Stock Index Fund, and 15 percent in the International Stock Index Fund.


               The United States Bond Fund was closed to new contributions on July 1, 1991.

               Participants should refer to the separate Master Trust financial statements or their individual quarterly Savings Fund Plan account statements for information relating to the activity in each of the investment options.

               A participant's interest in the investment funds is represented by participation units allocated on the basis of contributions and assigned a unit value on the basis of the total value of each fund. For investments in the United States Savings Bond Fund, a unit is one bond.

                          PACIFIC GAS AND ELECTRIC COMPANY
                              SAVINGS FUND PLAN - PART I

                            NOTES TO FINANCIAL STATEMENTS
                                  December 31, 1997

NOTE 4:  Investments (Continued)

     The following summarizes the net assets and related investment gain of the Master Trust and the Plan's allocated share of such amounts:

(in thousands)
ASSETS
                                                                                  1997
Investments, at fair value:
    PG&E Corporation common stock                                           $1,054,786
    United States government securities                                          5,040
    Insurance company general accounts                                         242,148
    Corporate debt instruments                                                  40,506
    State Street Global Advisors
      Bond Market Index Fund                                                   146,344
      Daily EAFE Strategy Fund                                                  48,992
      Russell Special Small Company                                            124,899
      S&P 500 Strategy Fund                                                  1,124,126
    Interest bearing accounts                                                   47,351
                                                                          -------------

Total investments                                                            2,834,192
                                                                          -------------

Receivables:
     Dividends and interest                                                     11,481
     Other receivables                                                             431
                                                                          -------------

Total receivables                                                               11,912
                                                                          -------------

     Total assets                                                            2,846,104
                                                                          -------------


LIABILITIES                                                                      6,996
                                                                          -------------


NET ASSETS                                                                   $2,839,108
                                                                          =============


Allocated to the Plan                                                       $1,329,770
Allocated to other plans                                                     1,509,338
                                                                          -------------

                                                                            $2,839,108
                                                                          =============

                              PACIFIC GAS AND ELECTRIC COMPANY
                                 SAVINGS FUND PLAN - PART I

                                NOTES TO FINANCIAL STATEMENTS
                                      December 31, 1997

NOTE 4:  Investments (Continued)

     The following summarizes the net assets and related investment gain of the Master Trust and the Plan's allocated share of such amounts:

(in thousands)
ASSETS
                                                                                         1996
Investments, at fair value:
     PG&E Corporation common stock                                              $     830,689
     United States government securities                                                4,542
     Diversified Equity Fund
          United States treasury bills                                                  1,193
          Corporate stocks - common                                                   740,165
     Guaranteed Income Fund
          Corporate debt intruments                                                    35,582
          Insurance company general accounts                                          224,294
     Registered investment companies
          Vanguard Bond Index Fund                                                     28,369
          Columbia Balanced Fund                                                      151,074
          Mellon Bank Utility Stock Fund                                               40,436
     Interest bearing accounts                                                         58,759
                                                                               --------------

Total investments                                                                   2,115,103
                                                                               --------------

Receivables:
     Dividends and interest                                                            14,919
     Other receivables                                                                    537
                                                                               --------------

Total receivables                                                                      15,456
                                                                               --------------

     Total assets                                                                   2,130,559
                                                                               --------------


LIABILITIES                                                                             1,925
                                                                               --------------


NET ASSETS                                                                      $   2,128,634
                                                                               ==============


Allocated to the Plan                                                           $   1,024,375
Allocated to other plans                                                            1,104,259
                                                                               --------------

                                                                                $   2,128,634
                                                                               ==============

                      PACIFIC GAS AND ELECTRIC COMPANY
                         SAVINGS FUND PLAN - PART I

                        NOTES TO FINANCIAL STATEMENTS
                              December 31, 1997


NOTE 4:  Investments (Continued)

The composition of the Master Trust investment income for the year ended December 31, 1997:

(in thousands)
         Earnings from investments
             Dividends                                                         $    60,687
             Interest                                                               20,974
             Other income                                                              140
                                                                              -------------

                   Total earnings from investments                                  81,801
                                                                              -------------


         Gain on securities
             Realized on sale or distribution                                      492,291
             Unrealized appreciation                                               120,756
                                                                              -------------

                   Total gain on securities                                        613,047
                                                                              -------------


                   Total investment gain                                       $   694,848
                                                                              =============


         Allocated to the Plan                                                 $   308,198
         Allocated to other plans                                                  386,650
                                                                              -------------

                                                                               $   694,848
                                                                              =============

                      PACIFIC GAS AND ELECTRIC COMPANY
                         SAVINGS FUND PLAN - PART I

                        NOTES TO FINANCIAL STATEMENTS
                              December 31, 1997

NOTE 4:  Investments (Continued)

     The net appreciation (depreciation) in fair value of investments of the Master Trust by major investment category for the year ended December 31, 1997 is as follows:

(in thousands)
PG&E Corporation Stock Fund                                                            $   331,535
Bond Index Fund                                                                              1,919
Stable Value Fund                                                                              (93)
Small Company Stock Index Fund                                                              (1,576)
Large Company Stock Index Fund                                                              27,802
International Stock Index Fund                                                              (2,007)
Conservative Asset Allocation Fund                                                             393
Moderate Asset Allocation Fund                                                               1,665
Aggressive Asset Allocation Fund                                                               109
Diversified Equity Fund                                                                    229,087
Stock and Bond Fund                                                                         23,501
Utility Stock Fund                                                                             712
                                                                                      -------------

     Total appreciation                                                                $   613,047
                                                                                      =============


Allocated to the Plan                                                                  $   273,033
Allocated to other plans                                                                   340,014
                                                                                      -------------

                                                                                       $   613,047
                                                                                      =============


                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART I

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997


NOTE 4:  Investments (Continued)

     The net asset value per unit of the Funds is determined by dividing the fair value of fund assets by the number of fund units outstanding. The total number of units held by the Plan and the value per unit of the Funds for the four quarters ended December 31, 1997 and 1996, are as follows:

------------------------------------------------------------------------------------------------------------

                                                                    1997
                                                                    ----
                                       March 31             June 30        September 30     December 31
------------------------------------------------------------------------------------------------------------
PG&E Corporation Stock Fund
   Number of units                    29,431,516          28,629,271         27,232,816          24,473,577
   Value per unit                         $11.04              $11.52             $11.17              $14.69

Bond Index Fund
   Number of units                     1,349,024           1,368,616          1,483,166           2,439,334
   Value per unit                         $14.32              $14.83             $15.34              $15.73

Stable Value Fund
   Number of units                   138,595,533         139,548,320        138,956,779         128,161,257
   Value per unit                         $1.21               $1.14              $1.16               $1.18

Small Company Stock Index Fund
   Number of units                                                                                5,164,507
   Value per unit                                                                                     $9.90

Large Company Stock Index Fund
   Number of units                                                                                3,371,278
   Value per unit                                                                                   $167.07

International Stock Index Fund
   Number of units                                                                                1,607,707
   Value per unit                                                                                     $8.19

Conservative Asset Allocation Fund
   Number of units                                                                                3,001,968
   Value per unit                                                                                     $5.09

Moderate Asset Allocation Fund
   Number of units                                                                                9,979,590
   Value per unit                                                                                    $10.22

Aggressive Asset Allocation Fund
   Number of units                                                                                2,304,445
   Value per unit                                                                                    $15.04

Diversified Equity Fund
   Number of units                     3,581,542           3,661,539          3,750,526
   Value per unit                        $127.28             $150.54            $162.36

Stock and Bond Fund
   Number of units                    11,342,316          11,200,710         11,270,203
   Value per unit                          $8.71               $9.52             $10.11

Utility Stock Fund
   Number of units                     1,168,560           1,092,308            985,901
   Value per unit                         $16.21              $17.02             $17.85

------------------------------------------------------------------------------------------------------------

                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART I

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997


NOTE 4:  Investments (Continued)

------------------------------------------------------------------------------------------------------------
                                                            1996
                                                            ----

                                       March 31            June 30        September 30         December 31

------------------------------------------------------------------------------------------------------------
PG&E Corporation Stock Fund
   Number of units                       32,838,726         31,699,494          31,317,822          30,249,894
   Value per unit                             $9.93             $10.42               $9.99               $9.77

Diversified Equity Fund
   Number of units                        3,436,916          3,565,372           3,557,849           3,570,173
   Value per unit                           $106.16            $110.52             $113.86             $124.11

Guaranteed Income Fund
   Number of units                      105,473,859        109,034,254         118,296,190         129,108,827
   Value per unit                             $1.06              $1.07               $1.09               $1.11

Bond Index Fund
   Number of units                        1,359,087          1,315,660           1,351,415           1,339,088
   Value per unit                            $13.63             $13.72              $13.96              $14.40

Stock and Bond Fund
   Number of units                       11,700,898         11,591,287          11,497,781          11,497,145
   Value per unit                             $7.90              $8.13               $8.34               $8.72

Utility Stock Fund
   Number of units                        1,630,043          1,448,747           1,393,897           1,243,505
   Value per unit                            $16.16             $16.55              $15.88              $16.72

------------------------------------------------------------------------------------------------------------

                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART 1

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997

NOTE 5:  Holding Company Formation

               On January 1, 1997, the Company became a subsidiary of its new parent holding company, PG&E Corporation. The Company's outstanding common stock was converted on a share-for-share basis into PG&E Corporation common stock. All stock held by the Company Stock Fund is now PG&E Corporation common stock.

                       PACIFIC GAS AND ELECTRIC COMPANY

                          SAVINGS FUND PLAN - PART II


                             FINANCIAL STATEMENTS








                               TABLE OF CONTENTS


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


FINANCIAL STATEMENTS

             Statement of Net Assets Available for Benefits - December 31, 1997
                and 1996

             Statement of Changes in Net Assets Available for Benefits for the
                   Year Ended December 31, 1997

             Notes to Financial Statements - December 31, 1997

                    [LETTERHEAD OF ARTHUR ANDERSEN LLP]


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Employee Benefit Committee of PG&E Corporation,
Pacific Gas and Electric Company, and Participants in the
Pacific Gas and Electric Company Savings Fund Plan:

We have audited the accompanying statements of net assets available for benefits of Pacific Gas and Electric Company Savings Fund Plan - Part II (the Plan) as of December 31, 1997 and 1996, and the related statement of changes in net assets available for benefits for the year ended December 31, 1997. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the Plan as of December 31, 1997 and 1996, and the changes in its net assets available for benefits for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP
San Francisco, California
    February 27, 1998

                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II

                STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS
                          December 31, 1997 AND 1996

                                                           1997                   1996
                                                     ---------------         --------------
(in thousands)

ASSETS:

Investment in Pacific Gas and Electric Company
  Savings Fund Plan Master Trust, at fair value          $1,502,351               $1,099,031
                                                     --------------           --------------



NET ASSETS AVAILABLE FOR BENEFITS                        $1,502,351               $1,099,031
                                                    ===============           ==============






The accompanying Notes to the Financial Statements are an integral part of this statement.

                           PACIFIC GAS AND ELECTRIC COMPANY
                             SAVINGS FUND PLAN - PART II

              STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS
                         For the Year Ended December 31, 1997


(in thousands)

ADDITIONS:
Participant contributions                                                      $58,694
Employer contributions                                                          15,579
Net investment gain from Pacific Gas and Electric
   Company Savings Fund Plan Master Trust                                      384,966
                                                                            -----------

                                        Total Additions                        459,239
                                                                            -----------


DEDUCTIONS:

Benefits paid directly to participants or beneficiaries                         55,675
Interplan transfers                                                                244
                                                                            -----------

                                       Total Deductions                         55,919
                                                                            -----------



Increase in Net Assets Available for Benefits                                  403,320


NET ASSETS AVAILABLE FOR BENEFITS

   Beginning of the year                                                     1,099,031
                                                                           -----------


   End of the year                                                          $1,502,351
                                                                           ===========

                    The accompanying notes to the financial statements are an integral part of this statement.

                                       2

                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997


NOTE 1:  Plan Description

               The Pacific Gas and Electric Company Savings Fund Plan - Part II (the Plan) is a defined contribution plan and is subject to the provisions of the Employee Retirement Income Security Act of 1974. The Plan covers all eligible union employees of Pacific Gas and Electric Company (the Company) and the union employees of any other entity designated by the Company's Board of Directors. The Plan participates in the Pacific Gas and Electric Company Savings Fund Plan Master Trust (the Master Trust). The Employee Benefit Committee (EBC) of the Company's parent Corporation, PG&E Corporation, administers the Master Trust. The EBC retains State Street Bank and Trust Company as the Trustee (the Trustee).

               Although the Company has not expressed any intent to do so, its Board of Directors reserves the right to amend or terminate the Plan at any time. Participants should refer to the Plan document for a complete description of the Plan's provisions. In addition, the financial statements of the Master Trust provide information regarding the activities and transactions of the various investment options offered by the Plan.

               All participants' contributions and their share of all employer contributions, and the earnings, and losses resulting from such contributions are immediately vested.

               Employees are eligible to participate in the Plan after six months of service. The Company matches employee contributions, up to a maximum of 6 percent of covered compensation, as defined, and depending on length of service, at a 50 percent rate.

               Eligible employees may elect to contribute to the Plan up to 15 percent of their covered compensation on a pre-tax or after-tax basis. This amount may be deferred compensation (401(k)), or after-tax contributions (non-401(k)). 401(k) contributions are not subject to federal or state income tax until withdrawn or distributed from the Plan.

               All contributions made to the Plan prior to October 1, 1984, are considered to be non-401(k) contributions. As provided under the Tax Reform Act of 1986, employee 401(k) contributions may not exceed $9,500 for 1997, and total contributions to a participant's account may not exceed the lesser of 25 percent of compensation or $30,000 a year. The annual 401(k) limitation, as indexed, may be adjusted each year to reflect changes in the cost of living.

                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997



NOTE 2:  Summary of Significant Accounting Policies

Basis of Accounting

               The financial statements of the Plan are prepared in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of additions, deductions, assets, and liabilities and the disclosure of contingencies. Actual results could differ from these estimates.

               The Plan's interest in the Master Trust is stated at fair value based on the Plan's prorated interest in the Master Trust. The Master Trust values investments in the Stable Value Fund at cost which approximates fair value. Generally, all other investments are stated at fair value based on published market quotations.

               Interest income, dividends, investment management fees, where appropriate, and the net appreciation or depreciation in the fair value of the investments held by the Master Trust are allocated to the individual participating plans each day based upon their proportional share of the fund balances.

               Benefits are recorded when paid.

               Certain amounts in the prior year have been reclassified and formatted to conform to the 1997 presentation.


NOTE 3:  Federal Income Taxes

               The Internal Revenue Service (IRS) has ruled that the Plan is a qualified tax-exempt plan under Section 401(a) and Section 409(a) of the Internal Revenue Code (IRC) and the trust forming a part thereof is exempt under
Section 501(a) of the IRC. Accordingly, no provision for federal income taxes has been made in the financial statements. Furthermore, participating employees are not liable for federal income tax on amounts allocated to their accounts attributable to: (1) employee 401(k) contributions, (2) dividends, earnings, and interest income on both 401(k) contributions and non-401(k) contributions, or
(3) employer contributions, until the time that they withdraw such amounts from the Plan.

               The Company received a favorable tax determination letter from the IRS in November of 1995. Accordingly, the Plan sponsor believes that the Plan continues to be designed and operated in accordance with IRS requirements.

                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997

NOTE 4:  Investments

               The Plan has a prorated interest in the net assets of the Master Trust. The Master Trust Agreement allows the Company's Savings Fund Plans and the Pacific Service Employees Association to participate in the Master Trust.

               The Trustee invests a significant portion of the contributions from the participating plans in the common stock of PG&E Corporation, as directed by participants. The Company pays certain costs of administering the Master Trust, including fees and expenses of the Trustee and investment management.

               Individual plan participants designate the way in which their contributions are invested and may change their investment designation at any time. Effective October 1, 1997, the Plan offered nine new investment funds to plan participants to allow more investment options and greater diversification. Participants were asked to re-direct funds by September 30, 1997. However, those balances not re-directed rolled into the new funds as indicated below in parenthesis. Participants may elect to have their contributions invested in one or more of the following funds held by the Master Trust:

                    .PG&E Corporation Stock Fund
                     The Fund is structured to maximize the investment of participants' contributions in shares of PG&E Corporation common stock, while holding an appropriate level (approximately one to five percent) of short-term investments to meet daily liquidity requirements.

                    .Bond Index Fund (The previous Bond Index Fund rolled into this fund)
                     The Fund invests primarily in government, corporate, mortgage-backed, and asset-backed securities. The Fund invests in a well-diversified portfolio that is representative of the broad domestic bond market.

                    .Stable Value Fund (The Utility Stock Fund rolled into this fund)
                     The Fund invests in a diversified portfolio of investment contracts issued by insurance companies, banks, and other financial institutions.

                    .Small Company Stock Index Fund
                     The Fund attempts to invest in all of the stocks in the Russell Special Small Company Index in proportion to their weighting in the Index.

                    .Large Company Stock Index Fund (The Diversified Equity Fund
                     rolled into this fund)
                     The Fund invests in all 500 stocks in the S&P 500 Index in proportion to their weighting in the Index.

                     International Stock Index Fund
                     The Fund typically invests in all the stocks in the Morgan Stanley Capital International Europe Asia Far East (EAFE) Index in proportion to their weighting in the Index.

                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997

NOTE 4:  Investments  (Continued)

                    .Conservative Asset Allocation Fund
                     The Fund is a portfolio of commingled stock and bond funds. The Fund invests approximately 60 percent in the Bond Index Fund, 25 percent in the Large Company Stock Index Fund, 10 percent in the Small Company Stock Index Fund, and 5 percent in the International Stock Index Fund.

                    .Moderate Asset Allocation Fund (The Stock and Bond Fund
                     rolled into this fund)
                     The Fund is a portfolio of commingled stock and bond funds. The Fund invests approximately 40 percent in the Bond Index Fund, 35 percent in the Large Company Stock Index Fund, 15 percent in the Small Company Stock Index Fund, and 10 percent in the International Stock Index Fund.

                    .Aggressive Asset Allocation Fund
                     The Fund is a portfolio of commingled stock and bond funds. The Fund invests approximately 20 percent in the Bond Index Fund, 45 percent in the Large Company Stock Index Fund, 20 percent in the Small Company Stock Index Fund, and 15 percent in the International Stock Index Fund.


               The United States Bond Fund was closed to new contributions on July 1, 1991.

               Participants should refer to the separate Master Trust financial statements or their individual quarterly Savings Fund Plan account statements for information relating to the activity in each of the investment options.

               A participant's interest in the investment funds is represented by participation units allocated on the basis of contributions and assigned a unit value on the basis of the total value of each fund. For investments in the United States Savings Bond Fund, a unit is one bond.

                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997

NOTE 4:  Investments (Continued)

     The following summarizes the net assets and related investment gain of the Master Trust and the Plan's allocated share of such amounts:

(in thousands)
ASSETS
                                                                                 1997
Investments, at fair value:
    PG&E Corporation common stock                                          $  1,054,786
    United States government securities                                           5,040
    Insurance company general accounts                                          242,148
    Corporate debt instruments                                                   40,506
    State Street Global Advisors
      Bond Market Index Fund                                                    146,344
      Daily EAFE Strategy Fund                                                   48,992
      Russell Special Small Company                                             124,899
      S&P 500 Strategy Fund                                                   1,124,126
    Interest bearing accounts                                                    47,351
                                                                          -------------

Total investments                                                             2,834,192
                                                                          -------------

Receivables:
     Dividends and interest                                                      11,481
     Other receivables                                                              431
                                                                          -------------

Total receivables                                                                11,912
                                                                          -------------

     Total assets                                                             2,846,104
                                                                          -------------


LIABILITIES                                                                       6,996
                                                                          -------------


NET ASSETS                                                                 $  2,839,108
                                                                          =============


Allocated to the Plan                                                      $  1,502,351
Allocated to other plans                                                      1,336,757
                                                                          -------------

                                                                           $  2,839,108
                                                                          =============

                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997

NOTE 4:  Investments (Continued)

     The following summarizes the net assets and related investment gain of the Master Trust and the Plan's allocated share of such amounts:


(in thousands)
ASSETS
                                                                                 1996
Investments, at fair value:
     PG&E Corporation common stock                                         $   830,689
     United States government securities                                         4,542
     Diversified Equity Fund
          United States treasury bills                                           1,193
          Corporate stocks - common                                            740,165
     Guaranteed Income Fund
          Corporate debt intruments                                             35,582
          Insurance company general accounts                                   224,294
     Registered investment companies
          Vanguard Bond Index Fund                                              28,369
          Columbia Balanced Fund                                               151,074
          Mellon Bank Utility Stock Fund                                        40,436
     Interest bearing accounts                                                  58,759
                                                                          -------------

Total investments                                                            2,115,103
                                                                          -------------

Receivables:
     Dividends and interest                                                     14,919
     Other receivables                                                             537
                                                                          -------------

Total receivables                                                               15,456
                                                                          -------------

     Total assets                                                            2,130,559
                                                                          -------------


LIABILITIES                                                                      1,925
                                                                          -------------


NET ASSETS                                                                $  2,128,634
                                                                          =============


Allocated to the Plan                                                     $   1,099,031
Allocated to other plans                                                      1,029,603
                                                                          --------------

                                                                          $   2,128,634
                                                                          ==============


                       PACIFIC GAS AND ELECTRIC COMPANY
                         SAVINGS FUND PLAN - PART II

                        NOTES TO FINANCIAL STATEMENTS
                              December 31, 1997


NOTE 4:  Investments (Continued)

The composition of the Master Trust investment income for the year ended December 31, 1997:


                                                                           (in thousands)
         Earnings from investments
             Dividends                                                  $      60,687
             Interest                                                          20,974
             Other income                                                         140
                                                                        -------------

                   Total earnings from investments                             81,801
                                                                        -------------


         Gain on securities
             Realized on sale or distribution                                 492,291
             Unrealized appreciation                                          120,756
                                                                        -------------

                   Total gain on securities                                   613,047
                                                                        -------------


                   Total investment gain                                $     694,848
                                                                        =============


         Allocated to the Plan                                          $     384,966
         Allocated to other plans                                             309,882
                                                                        -------------

                                                                        $     694,848
                                                                        =============


                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997

NOTE 4:  Investments (Continued)

     The net appreciation (depreciation) in fair value of investments of the Master Trust by major investment category for the year ended December 31, 1997 is as follows:

(in thousands)
PG&E Corporation Stock Fund                                                   $     331,535
Bond Index Fund                                                                       1,919
Stable Value Fund                                                                       (93)
Small Company Stock Index Fund                                                       (1,576)
Large Company Stock Index Fund                                                       27,802
International Stock Index Fund                                                       (2,007)
Conservative Asset Allocation Fund                                                      393
Moderate Asset Allocation Fund                                                        1,665
Aggressive Asset Allocation Fund                                                        109
Diversified Equity Fund                                                             229,087
Stock and Bond Fund                                                                  23,501
Utility Stock Fund                                                                      712
                                                                               -------------

     Total appreciation                                                       $     613,047
                                                                               =============


Allocated to the Plan                                                         $     338,538
Allocated to other plans                                                            274,509
                                                                               -------------

                                                                              $     613,047
                                                                              =============


                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997

NOTE 4:  Investments (Continued)

     The net asset value per unit of the Funds is determined by dividing the fair value of fund assets by the number of fund units outstanding. The total number of units held by the Plan and the value per unit of the Funds for the four quarters ended December 31, 1997 and 1996, are as follows:

------------------------------------------------------------------------------------------------------------
                                                                    1997

                                       March 31             June 30        September 30     December 31
------------------------------------------------------------------------------------------------------------
PG&E Corporation Stock Fund
   Number of units                   56,177,799          55,159,165         52,608,016          49,574,376
   Value per unit                        $11.04              $11.52             $11.17              $14.69

Bond Index Fund
   Number of units                      706,478             714,756            779,001           1,200,481
   Value per unit                        $14.32              $14.83             $15.34              $15.73

Stable Value Fund
   Number of units                  128,327,265         127,995,930        127,353,820         128,839,586
   Value per unit                         $1.21               $1.14              $1.16               $1.18

Small Company Stock Index Fund
   Number of units                                                                               3,528,262
   Value per unit                                                                                    $9.90

Large Company Stock Index Fund
   Number of units                                                                               2,784,302
   Value per unit                                                                                  $167.07

International Stock Index Fund
   Number of units                                                                               1,173,974
   Value per unit                                                                                    $8.19

Conservative Asset Allocation Fund
   Number of units                                                                               1,710,786
   Value per unit                                                                                    $5.09

Moderate Asset Allocation Fund
   Number of units                                                                               6,015,125
   Value per unit                                                                                   $10.22

Aggressive Asset Allocation Fund
   Number of units                                                                               1,370,045
   Value per unit                                                                                   $15.04

Diversified Equity Fund
   Number of units                    2,644,628           2,783,685          2,978,818
   Value per unit                       $127.28             $150.54            $162.36

Stock and Bond Fund
   Number of units                    5,792,633           5,805,366          6,038,255
   Value per unit                         $8.71               $9.52             $10.11

Utility Stock Fund
   Number of units                    1,129,888           1,045,093            991,508
   Value per unit                        $16.21              $17.02             $17.85
------------------------------------------------------------------------------------------------------------

                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997


NOTE 4:  Investments (Continued)


-----------------------------------------------------------------------------------------------------------

                                                                    1996

                                       March 31            June 30        September 30        December 31
-----------------------------------------------------------------------------------------------------------
PG&E Corporation Stock Fund
   Number of units                    63,389,025         61,220,121          60,397,336         58,053,463
   Value per unit                          $9.93             $10.42               $9.99              $9.77

Diversified Equity Fund
   Number of units                     2,144,428          2,321,084           2,323,059          2,561,391
   Value per unit                        $106.16            $110.52             $113.86            $124.11

Guaranteed Income Fund
   Number of units                    98,413,714        104,866,489         113,460,916        119,383,240
   Value per unit                          $1.06              $1.07               $1.09              $1.11

Bond Index Fund
   Number of units                       608,823            620,942             621,454            638,297
   Value per unit                         $13.63             $13.72              $13.96             $14.40

Stock and Bond Fund
   Number of units                     5,078,215          5,356,303           5,348,842          5,777,039
   Value per unit                          $7.90              $8.13               $8.34              $8.72

Utility Stock Fund
   Number of units                     1,377,472          1,285,129           1,250,050          1,173,291
   Value per unit                         $16.16             $16.55              $15.88             $16.72

-----------------------------------------------------------------------------------------------------------

                                      12

                       PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997

NOTE 5:  Holding Company Formation

               On January 1, 1997, the Company became a subsidiary of its new parent holding company, PG&E Corporation. The Company's outstanding common stock was converted on a share-for-share basis into PG&E Corporation common stock. All stock held by the Company Stock Fund is now PG&E Corporation common stock.



                                      13